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                                                                    EXHIBIT 10.1


                         SHARE PROVISIONS RELATING TO

                         METASOLV CANADA HOLDINGS INC.

TO PROVIDE that the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares of the Corporation shall be as follows:

                  PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

                                   ARTICLE 1

                                INTERPRETATION

1.1  For the purposes of these Share Provisions:

     "Act" means the Companies Act (Nova Scotia), as now in effect and as it may be amended from time to time, including the regulations made thereunder, or such other corporate statute which the Corporation exists under from time to time.

     "Affiliate" of any person means any other person directly or indirectly controlled by, or under common control of, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control of"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" means the Share Purchase Agreement dated as of July 20, 2001 between MetaSolv, MetaSolv AcquisitionCo, the Corporation and all of the shareholders of LAT45 Information Systems Inc.

     "Automatic Redemption" has the meaning ascribed thereto in section 7.1 of these share provisions.

     "Automatic Redemption Date" means the date, if any, established by the Board of Directors for the redemption by the Corporation of all but not less than all of the outstanding Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be no earlier than five years from the Closing Date unless:

     (a) there are less than 50,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by MetaSolv and its Affiliates and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any
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                                      -2-



          subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in which case the Board of Directors may accelerate such redemption date to such date prior to the fifth anniversary of the Closing Date as they may determine, upon at least 30 days' prior written notice to the registered holders of the Exchangeable Shares;

     (b) a MetaSolv Control Transaction occurs, in which case the Board of Directors may accelerate such redemption date to such date prior to the fifth anniversary of the Closing Date as they may determine, upon such number of days' prior written notice to the registered holders of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances (and, for greater certainty, the Board of Directors may, in connection with a proposal to effect a MetaSolv Control Transaction and prior to the completion of the MetaSolv Control Transaction, accelerate such redemption date to a date on or after the time and date of completion of the MetaSolv Control Transaction, conditional upon such completion); or

     (c) an Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, to approve or disapprove, as applicable, the Exchangeable Share Voting Event, in which case the redemption date shall be the Business Day following the day on which the holders of the Exchangeable Shares failed to take such action and the Board of Directors shall give such number of days' prior notice of such redemption to the registered holder of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances; or

     (d) the provisions of the Tax Act are amended or are proposed to be amended effective a particular date (the "Amendment Date") to provide for tax deferred treatment to an owner of Exchangeable Shares who exchanges such shares for MetaSolv Common Shares after the Amendment Date, in which case the Board of Directors may accelerate such redemption date to such date after the Amendment Date and prior to the fifth anniversary of the Closing Date as they may determine, upon such number of days' prior written notice to the registered holders of the Exchangeable Shares as the Board of Directors may determine;

     provided, however, that the accidental failure or omission to give any such notice of redemption, extension or acceleration to less than 10% of such holders of Exchangeable Shares shall not affect the validity of such actions.
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     "Board of Directors" means the Board of Directors of the Corporation.

     "Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business in any or all of Dallas, Texas and Montreal, Quebec.

     "Closing Date" means the date of completion of the transactions contemplated in the Agreement.

     "Common Shares" means the common shares in the capital of the Corporation as currently constituted.

     "Current Market Price" means, in respect of a MetaSolv Common Share on any date, the closing price of MetaSolv Common Shares on the last trading date prior to such date on Nasdaq, or, if MetaSolv Common Shares are not then quoted on Nasdaq, on such other stock exchange or automated quotation system on which MetaSolv Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose.

     "Dividend Amount" has the meaning ascribed thereto in Section 6.3 of these Share Provisions.

     "Exchange Agreement" means the Exchange Agreement between MetaSolv, MetaSolv AcquisitionCo, the Corporation and all of the shareholders of LAT45 Information Systems Inc., made as of the Closing Date.

     "Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares as set forth herein.

     "Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation including, without limitation, a vote in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the Exchangeable Shares and the MetaSolv Common Shares (provided that an Exchangeable Share Voting Event shall not include any matter which would result in an adverse effect on the attributes of the Exchangeable Shares unless such matter is required to maintain the equivalence of the Exchangeable Shares and the MetaSolv Common Shares).

     "Exchangeable Shares" means the exchangeable non-voting shares in the capital of the Corporation as currently constituted.

     "Liquidation Amount" has the meaning ascribed thereto in Section 5.1 of these share provisions.
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     "Liquidation Call Purchase Price" has the meaning ascribed thereto in
Section 5.4 of these share provisions.

     "Liquidation Call Right" has the meaning ascribed thereto in Section 5.4 of these share provisions.

     "Liquidation Date" has the meaning ascribed thereto in Section 5.1 of these share provisions.

     "MetaSolv" means MetaSolv, Inc., a body corporate subsisting under the laws of the State of Delaware.

     "MetaSolv AcquisitionCo" means MetaSolv Canada Inc., being a direct or indirect wholly-owned subsidiary of MetaSolv or such other direct or indirect wholly-owned subsidiary of MetaSolv as is designated in writing from time to time (for all purposes or for the purposes of specified circumstances as contemplated herein) as being the corporation which is to exercise the rights and be subject to the privileges of the MetaSolv AcquisitionCo as contemplated herein and to which MetaSolv Canada Inc. assigns its rights and obligations (as contemplated hereunder and in the Support Agreement and the Exchange Agreement) (for all purposes or for the purposes of specified circumstances as contemplated herein)

     "MetaSolv AcquisitionCo Call Notice" has the meaning ascribed thereto in
Section 6.3 of these share provisions.

     "MetaSolv Common Shares" means the common stock in the share capital of MetaSolv as currently constituted (provided that, for greater certainty, in the event of any change in the common stock in the share capital of MetaSolv as currently constituted by reason of stock splits, reverse stock splits, mergers, reorganizations, amalgamations, recapitalizations, reclassifications, combinations, exchanges of shares and the like, including without limitation, the securities which are received by all holders of MetaSolv Common Shares as a result of (or as a result of a transaction following the completion of) a MetaSolv Control Transaction, and other forms of transactions which affect the MetaSolv Common Shares, all references to "MetaSolv Common Shares" herein shall be read as being references to the number and class of shares or other securities or property that the holder would have received in respect of the holder's Exchangeable Shares if the retraction or redemption of the Exchangeable Shares had been effected immediately prior to such event or the record date therefor, as applicable.

     "MetaSolv Control Transaction" means any merger, amalgamation, tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving MetaSolv.
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                                      -5-


     "MetaSolv Dividend Declaration Date" means the date on which the Board of Directors of MetaSolv declares any dividend on the MetaSolv Common Shares.

     "Nasdaq" means the Nasdaq National Market.

     "Purchase Price" has the meaning ascribed thereto in Section 6.3 of these share provisions.

     "Redemption Call Right" has the meaning ascribed thereto in Section 7.3 of these share provisions.

     "Redemption Call Purchase Price" has the meaning ascribed thereto in
Section 7.3 of these share provisions.

     "Redemption Price" has the meaning ascribed thereto in Section 7.1 of these share provisions.

     "Relief" means the discretionary relief obtained on terms and conditions satisfactory to the Corporation and MetaSolv, acting reasonably, from the Quebec Securities Commission pursuant to the application made to such regulator on behalf of the Corporation, MetaSolv and others dated July 20, 2001.

     "Retracted Shares" has the meaning ascribed thereto in Section 6.1(c) of these share provisions.

     "Retraction Call Right" has the meaning ascribed thereto in Section 6.1(e) of these share provisions.

     "Retraction Date" has the meaning ascribed thereto in Section 6.1(d) of these share provisions.

     "Retraction Price" has the meaning ascribed thereto in Section 6.1(b) of these share provisions.

     "Retraction Request" has the meaning ascribed thereto in Section 6.1 of these share provisions.

     "Support Agreement" means the Support Agreement between MetaSolv, MetaSolv AcquisitionCo and the Corporation, made as of the Closing Date.

     "Tax Act" means the Income Tax Act (Canada) as now in effect and as it may be amended from time to time, including the regulations made thereunder.
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     "transfer" for the purposes of Section 6.1 of these share provisions includes, in respect of securities, the making of any sale, exchange, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in such securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right. title, interest or possession in or to such securities.

     "Transfer/Dissent Attempt" has the meaning ascribed thereto in Section 6.1 of these share provisions.

     "Transferred/Dissented Shares" has the meaning ascribed thereto in Section 6.1(f) of these share provisions.


                                   ARTICLE 2

                        RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.


                                   ARTICLE 3

                                   DIVIDENDS

3.1 Subject to the prior rights of the holders of any other class of shares ranking senior to the Exchangeable Shares with respect to priority in the payment of dividends, a holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each MetaSolv Dividend Declaration Date, declare a dividend on each Exchangeable
Share:

     (a) in the case of a cash dividend declared on the MetaSolv Common Shares, in an amount in cash for each Exchangeable Share in U.S. dollars, on the MetaSolv Dividend Declaration Date, in each case, corresponding to the cash dividend declared on each MetaSolv Common Share, or

     (b) in the case of a stock dividend declared on the MetaSolv Common Shares to be paid in MetaSolv Common Shares, in such number of Exchangeable Shares for each
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                                      -7-

          Exchangeable Share as is equal to the number of MetaSolv Common Shares to be paid on each MetaSolv Common Share, or

     (c) in the case of a dividend declared on the MetaSolv Common Shares in property other than cash or MetaSolv Common Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.5) the type and amount of property declared as a dividend on each MetaSolv Common Share.

Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation. Any dividend which should have been declared on the Exchangeable Shares pursuant to this Section 3.1 but was not so declared due to the provisions of applicable law shall be declared and paid by the Corporation as soon as payment of such dividend is permitted by such law on a subsequent date or dates determined by the Board of Directors.

3.2 Cheques of the Corporation or any dividend paying agent appointed by the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by Section 3.1(a) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the MetaSolv Common Shares.

3.4 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.
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3.5  The Board of Directors shall determine, in good faith economic equivalence for the purposes of Section 3.1 hereof.


                                   ARTICLE 4

                             CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 10.2 of these share provisions:

     (a) pay any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

     (b) redeem, retract or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

     (c) redeem or purchase any other shares of the Corporation ranking equally with or junior to the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

     (d) issue any Exchangeable Shares or any other shares of the Corporation ranking equally with respect to the payment of dividends or on any liquidation distribution, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares or as contemplated by the Support Agreement.

The foregoing restrictions shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared following the initial date of issue of Exchangeable Shares on the MetaSolv Common Shares shall have been declared on the Exchangeable Shares and paid in full.


                                   ARTICLE 5

                          DISTRIBUTION ON LIQUIDATION

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                                      -9-

5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law and subject to the prior rights of all classes of shares ranking senior to the Exchangeable Shares, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to:

     (a) the Current Market Price of a MetaSolv Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one MetaSolv Common Share (subject to adjustment as provided for in Section 11.1), plus

     (b) an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share and all dividends declared on MetaSolv Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions

(collectively the "Liquidation Amount", provided that if the record date for any such declared and unpaid dividends occurs after the Liquidation Date, the Liquidation Amount shall not include such additional amount equivalent to such dividends).

5.2 On or promptly after the Liquidation Date, and subject to the exercise by MetaSolv AcquisitionCo of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount (less any tax required to be deducted and withheld therefrom by the Corporation) for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the Articles of Association of the Corporation and such additional documents and instruments as the Corporation may reasonably require (including, without limitation, a statutory declaration as to the holder being a resident of Canada for the purposes of the Tax Act or a certificate issued under section 116 of the Tax Act in form and substance, and with a certificate limit, acceptable to the Corporation, subject to the last sentence of this Section 5.2), at the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation, or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, certificates representing MetaSolv Common Shares (which shares shall be duly issued as fully paid and non-assessable and
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                                      -10-

shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder and a cheque of the Corporation payable at part at any branch of the bankers of the Corporation in respect of the amount equivalent to the full amount of all declared and unpaid dividends and all dividends declared on MetaSolv Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions, comprising part of the total Liquidation Amount (less any tax required to be deducted and withheld therefrom by the Corporation). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (less any tax required to be deducted and withheld therefrom) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the MetaSolv Common Shares delivered to them. To the extent that the amount of tax required to be deducted or withheld from any payment to a holder of Exchangeable Shares exceeds the cash portion of such payment, the Corporation and MetaSolv AcquisitionCo is hereby authorized to sell or otherwise dispose of at fair market value such portion of the property then payable to the holder as is necessary to provide sufficient funds to the Corporation and MetaSolv AcquisitionCo, after payment of any costs or expenses of such sale, in order to enable it to comply with such deduction or withholding requirement and the Corporation and MetaSolv AcquisitionCo shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale. To the extent that the Corporation or MetaSolv AcquisitionCo has sold the property payable to the holder as contemplated herein, the Corporation and MetaSolv AcquisitionCo shall be entitled to withhold such portion of the consideration to which such non-resident shareholder would otherwise be entitled until such time as the holder provides to the Corporation and MetaSolv AcquisitionCo an appropriate certificate issued under section 116 of the Tax Act and any applicable provincial equivalent or an equivalent amount in cash or certified funds in an amount equal to the amount the Corporation and MetaSolv AcquisitionCo is required to remit to the Canada Customs and Revenue Agency on behalf of the non-resident shareholder if such a certificate is not provided, and the Corporation and MetaSolv AcquisitionCo shall be entitled to remit said amount to said Agency on behalf of the holder upon the expiry of the applicable period at which time the funds are required to be remitted to the Agency. The Corporation and MetaSolv AcquisitionCo shall also be entitled to withhold from such consideration an amount sufficient to indemnify the Corporation and MetaSolv AcquisitionCo
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                                      -11-

for all of its costs of disposing of the MetaSolv Common Shares as hereinbefore contemplated. If, in connection with such exchange, MetaSolv AcquisitionCo or the Corporation is required to advance funds on its own account to the Canada Customs and Revenue Agency in respect of which it has not previously been reimbursed by the holder (directly or as a result of the disposition of the MetaSolv Common Shares as hereinbefore contemplated), MetaSolv AcquisitionCo and the Corporation shall be entitled to withhold from any consideration payable to such holder as contemplated herein all amounts sufficient to indemnify the Corporation and MetaSolv AcquisitionCo for all of its costs of making such advance.

5.3 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Section 5.1 of these Exchangeable Share Provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

5.4 MetaSolv AcquisitionCo shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation pursuant to this Article 5, to purchase from all but not less than all of the holders of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by each of such holders on payment by MetaSolv AcquisitionCo of an amount per share equal to:

     (a) the Current Market Price of a MetaSolv Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by causing to be delivered to such holder one MetaSolv Common Share (subject to adjustment as provided for in Section 11.1), plus

     (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Exchangeable Share and all dividends declared on MetaSolv Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions

(collectively the "Liquidation Call Purchase Price", provided that if the record date for any such declared and unpaid dividends occurs after the Liquidation Date, the Liquidation Call Purchase Price shall not include such additional amount equivalent to such dividends). In the event of the exercise of the Liquidation Call Right by MetaSolv AcquisitionCo, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to MetaSolv AcquisitionCo on the Liquidation Date on payment by MetaSolv AcquisitionCo to the holder of the Liquidation Call Purchase Price for each such share.

5.5 To exercise the Liquidation Call Right, MetaSolv AcquisitionCo must notify the holders of Exchangeable Shares and the Corporation of MetaSolv AcquisitionCo's intention to exercise such right at least 30 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or
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                                      -12-


winding-up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Corporation. If MetaSolv AcquisitionCo exercises the Liquidation Call Right, on the Liquidation Date, MetaSolv AcquisitionCo will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

5.6 For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, MetaSolv AcquisitionCo shall deposit with the Corporation, on or before the Liquidation Date, certificates representing the aggregate number of MetaSolv Common Shares deliverable by MetaSolv AcquisitionCo in payment of the total Liquidation Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price. Provided that the total Liquidation Call Purchase Price has been so deposited with the Corporation, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by MetaSolv AcquisitionCo upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the MetaSolv Common Shares delivered to it. Upon surrender to the Corporation of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the Articles of Association of the Corporation and such additional documents and instruments as the Corporation may reasonably require (including, without limitation, a statutory declaration as to the holder being a resident of Canada for the purposes of the Tax Act or a certificate issued under section 116 of the Tax Act in form and substance, and with a certificate limit, acceptable to the Corporation, failing which statutory withholdings and remittances to the appropriate taxing authorities shall be made upon the expiry of the applicable periods as contemplated in Section 5.2), the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Corporation on behalf of MetaSolv AcquisitionCo shall deliver to such holder, certificates representing the MetaSolv Common Shares to which the holder is entitled and a cheque or cheques of MetaSolv AcquisitionCo payable at par and in Canadian dollars at any branch of the bankers of MetaSolv AcquisitionCo or of the Corporation in Canada in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price. If MetaSolv AcquisitionCo does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to this
Article 5.


                                   ARTICLE 6

                  RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Exchangeable Shares shall be entitled, subject to applicable law and the exercise by MetaSolv AcquisitionCo of the Retraction Call Right (as defined in subsection (c) below) and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to:

     (a) the Current Market Price of a MetaSolv Common Share on the last Business Day prior to the Retraction Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one MetaSolv Common Share (subject to adjustment as provided for in Section 11.1) for each Exchangeable Share presented and surrendered by the holder, plus

     (b) an additional amount equivalent to the full amount of all dividends declared and unpaid thereon and all dividends declared on MetaSolv Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions

(collectively the "Retraction Price", provided that if the record date for any such declared and unpaid dividends occurs after the Retraction Date the Retraction Price shall not include such additional amount equivalent to such dividends).

To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the Articles of Association of the Corporation and such additional documents and instruments as the Corporation may reasonably require (including, without limitation, a statutory declaration as to the holder being a resident of Canada for the purposes of the Tax Act or a certificate issued under section 116 of the Tax Act in form and substance, and with a certificate limit, acceptable to the Corporation, failing which statutory withholding and remittances to the appropriate taxing authorities shall be made upon the expiry of the period at which time the funds are required to be remitted to the Canada Customs and Revenue Agency), and together with a duly executed statement (the "Retraction Request") in the form of Schedule "A" hereto or in such other form as may be acceptable to the Corporation:

     (c) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

     (d) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than five Business Days nor more than ten Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the fifth Business Day after the date on which the Retraction Request is received by the Corporation; and

     (e) acknowledging the overriding right (the "Retraction Call Right") of MetaSolv AcquisitionCo to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to MetaSolv AcquisitionCo in accordance with the Retraction Call Right on the terms and conditions set out in Section
          6.3 below.

No transfer of any shares of the Corporation may be effected without the prior written consent of the Corporation. In the event that, on or prior to the Automatic Redemption Date, any holder of Exchangeable Shares notifies the Corporation that such holder desires to:

     (f) transfer or otherwise attempts to transfer any such shares to any other person or entity; or

     (g) vote against or dissent from, or not send in a proxy (if the failure to send in such proxy results in a failure to establish a quorum for such meeting) in respect of any resolution proposed in respect of, any matter in accordance with the provisions of the Act or any corresponding provisions of any other corporate legislation under which the Corporation exists from time to time other than a matter which would result in an adverse affect on the attributes of the Exchangeable Shares unless such matter is required to maintain the equivalence of the Exchangeable Shares and the MetaSolv Common Shares;

(any such notification or attempt, a "Transfer/Dissent Attempt"), then in each such case such holder shall, by such action, be deemed to have made a Retraction Request on the following terms and conditions:

     (h) the Exchangeable Shares which are the subject of such Transfer/Dissent Attempt (the "Transferred/Dissented Shares" shall be considered to be Retracted Shares for the purposes of such deemed Retraction Request;

     (i) the Retraction Date shall be one Business Day after the date of receipt by the Corporation of notice of the Transfer/Dissent Attempt (or such lesser period as the Corporation may permit); and

     (j) the holder shall be deemed to have acknowledged the overriding Redemption Call Right and the Retraction Call Right.

In accordance with the deemed Retraction Request, no certificates shall be issued by the Corporation representing the Transferred/Dissented Shares in the name of the transferee, and the sole right of the transferee in respect of the Transferred/Dissented Shares shall be to receive the MetaSolv Common Shares to which such person is entitled as a result of the Retraction Request. Notwithstanding anything contained in this Article 6, no Retraction Request may be submitted, and no Exchangeable Shares may be considered to be Retracted Shares, without the written consent of the Corporation prior to the date on which the Relief is obtained.

6.2 Subject to the exercise by MetaSolv AcquisitionCo of the Retraction Call Right, upon receipt by the Corporation in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Exchangeable Shares represented by any certificate are redeemed (or purchased by MetaSolv AcquisitionCo pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify MetaSolv AcquisitionCo thereof. In order to exercise the Retraction Call Right, MetaSolv AcquisitionCo must notify the Corporation in writing of MetaSolv AcquisitionCo's determination to do so (the "MetaSolv AcquisitionCo Call Notice") within four Business Days of notification to MetaSolv AcquisitionCo by the Corporation of the receipt by the Corporation of the Retraction Request. If MetaSolv AcquisitionCo does not so notify the Corporation within such four Business Day period, the Corporation will notify the holder as soon as possible thereafter that MetaSolv AcquisitionCo will not exercise the Retraction Call Right. If MetaSolv AcquisitionCo delivers the MetaSolv AcquisitionCo Call Notice within such four Business Day time period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to MetaSolv AcquisitionCo in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and MetaSolv AcquisitionCo shall purchase from such holder and such holder shall sell to MetaSolv AcquisitionCo on the Retraction Date, the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price per share plus, on the designated payment date therefor, to the extent not paid by the Corporation on the designated payment date therefor, an additional amount equivalent to the full amount of all declared and unpaid dividends on those Retracted Shares held by such holder on any dividend record date which occurred prior to the Retraction Date and all dividends declared on MetaSolv Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions (the "Dividend Amount"). For the purposes of completing a purchase pursuant to the Retraction Call Right, MetaSolv AcquisitionCo shall deposit with the Corporation, on or before the Retraction Date, certificates representing MetaSolv Common Shares and a cheque or cheques of MetaSolv AcquisitionCo representing the aggregate Dividend Amount, less any amounts withheld on account of tax required to be deducted and withheld therefrom and the remaining portion, if any, of the total Purchase Price. Provided that the total Purchase Price has been so deposited with the Corporation, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that MetaSolv AcquisitionCo does not deliver a MetaSolv AcquisitionCo Call Notice within such four Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date in the manner otherwise contemplated in this Article 6.

6.4 The Corporation or MetaSolv AcquisitionCo, as the case may be, shall deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, certificates representing the MetaSolv Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder or in such other name as the holder may request in payment of the total Retraction Price or the total Purchase Price, as the case may be, and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation, or MetaSolv AcquisitionCo, as applicable, in payment of the remaining portion, if any, of the total Retraction Price (less any tax required to be deducted and withheld therefrom by the Corporation) or a cheque of MetaSolv AcquisitionCo payable at par and in Canadian dollars at any branch of the bankers of MetaSolv AcquisitionCo or of the Corporation in Canada in payment of the remaining portion, if any, of the total Purchase Price, as the case may be, and such delivery of such certificates and cheque on behalf of the Corporation or by MetaSolv AcquisitionCo, as the case may be shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheque (less any tax required and in fact deducted and withheld therefrom and remitted to the proper tax authority), unless such cheque is not paid on due presentation. To the extent that the amount of tax required to be deducted or withheld from any payment to a holder of Exchangeable Shares exceeds the cash portion of such payment, the Corporation or MetaSolv AcquisitionCo, as the case may be, is hereby authorized to sell or otherwise dispose of at fair market value such portion of the property then payable to the holder as is necessary to provide sufficient funds to the Corporation or MetaSolv AcquisitionCo, after payment of any costs or expenses of such sale, in order to enable it to comply with such deduction or withholding requirement and shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale. If, in connection with such exchange, MetaSolv AcquisitionCo or the Corporation is required to advance funds on its own account to the Canada Customs and Revenue Agency in respect of which it has not previously been reimbursed by the holder (directly or as a result of the disposition of the MetaSolv Common Shares as hereinbefore contemplated), MetaSolv AcquisitionCo and the Corporation shall be entitled to withhold from any consideration payable to such holder as contemplated herein all amounts sufficient to indemnify the Corporation and MetaSolv AcquisitionCo for all of its costs of making such advance.

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by MetaSolv AcquisitionCo shall thereafter be considered and deemed for all purposes to be a holder of the MetaSolv Common Shares delivered to it. To the extent that the Corporation or MetaSolv AcquisitionCo has sold the property payable to the holder as contemplated herein, the Corporation and MetaSolv AcquisitionCo shall be entitled to withhold such portion of the consideration to which such non-resident shareholder would otherwise be entitled until such time as the holder provides to the Corporation and MetaSolv AcquisitionCo an appropriate certificate issued under section 116 of the Tax Act or an equivalent amount in cash or certified funds in an amount equal to the amount the Corporation and MetaSolv AcquisitionCo is required to remit to the Canada Customs and Revenue Agency on behalf of the non-resident shareholder if such a certificate is not provided, and the Corporation and MetaSolv AcquisitionCo shall be entitled to remit said amount to said Agency on behalf of the holder upon the expiry of the applicable period at which time the funds are required to be remitted to the Agency. The Corporation and MetaSolv AcquisitionCo shall also be entitled to withhold from such consideration an amount sufficient to indemnify the Corporation and MetaSolv AcquisitionCo for all of its costs of disposing of the MetaSolv Common Shares as hereinbefore contemplated. If, in connection with such exchange, MetaSolv AcquisitionCo or the Corporation is required to advance funds on its own account to the Canada Customs and Revenue Agency in respect of which it has not previously been reimbursed by the holder (directly or as a result of the disposition of the MetaSolv Common Shares as hereinbefore contemplated), MetaSolv AcquisitionCo and the Corporation shall be entitled to withhold from any consideration payable to such holder as contemplated herein all amounts sufficient to indemnify the Corporation and MetaSolv AcquisitionCo for all of its costs of making such advance.

6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that MetaSolv AcquisitionCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section
6.2 of these share provisions as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to require MetaSolv to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by MetaSolv to such holder of the Purchase Price for each such Retracted Share, as more specifically provided in the Exchange Agreement.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to MetaSolv AcquisitionCo shall be deemed to have been revoked.

6.8 Notwithstanding any other provision of this Article 6, the Corporation shall not be required to redeem the Retracted Shares unless such holder has provided to the Corporation either (i) a statutory declaration to the effect that such shareholder is not a non-resident of Canada for the purposes of the Tax Act and the applicable provisions of any provincial legislation or (ii) a certificate issued by the Minister of National Revenue under section 116 of the Tax Act (or any successor provision) and any provincial equivalent if required, with a certificate limit not less than the fair market value of the Retracted Shares, failing which statutory withholdings and remittances to the appropriate taxing authorities shall be made upon the expiry of the applicable periods as contemplated in Section 6.5.


                                   ARTICLE 7

               REDEMPTION OF EXCHANGEABLE SHARES BY CORPORATION

7.1 Subject to applicable law, and subject to the exercise by MetaSolv AcquisitionCo of the Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem (the

"Automatic Redemption") all of the then outstanding Exchangeable Shares for an amount per share equal to:

     (i) the Current Market Price of a MetaSolv Common Share on the last Business Day prior to the Automatic Redemption Date, which shall be satisfied in full by the Corporation causing to be delivered to each holder of Exchangeable Shares one MetaSolv Common Share (subject to adjustment as provided for in Section 11.1) for each Exchangeable Share held by such holder, plus

     (ii) an additional amount equivalent to the full amount of all declared and unpaid dividends thereon and all dividends declared on MetaSolv Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions

(collectively the "Redemption Price", provided that if the record date for any such declared and unpaid dividends occurs after the Automatic Redemption Date, the Redemption Price shall not include such additional amount equivalent to such dividends). If any Exchangeable Shares are issued after the Automatic Redemption Date, the Corporation may immediately redeem such Exchangeable Shares as if they were issued and outstanding on the Automatic Redemption Date.

7.2 In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation shall, at least 30 days before the date on which the Exchangeable Shares are to be redeemed (the "Redemption Date") (other than a redemption as a result of an Automatic Redemption Date established in connection with a MetaSolv Control Transaction or an Exchangeable Share Voting Event, in which case the notice shall not be less than 10 days) send or cause to be sent to each holder of Exchangeable Shares to be redeemed a notice in writing of the redemption by the Corporation or the purchase by MetaSolv AcquisitionCo under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with a MetaSolv Control Transaction or an Exchangeable Share Voting Event, the written notice of redemption by the Corporation will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors to be reasonably practicable in the circumstances. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right. On or after the Automatic Redemption Date and subject to the exercise by MetaSolv AcquisitionCo of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld therefrom by the Corporation) for each such Exchangeable Share, upon presentation and surrender at the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the Articles of Association of the Corporation and such additional documents and instruments as the Corporation may reasonably require (including, without limitation, a statutory declaration as to the holder being a resident of Canada for the purposes of the Tax Act or a certificate issued under section 116 of the Tax Act and any provincial equivalent if required in form and substance, and with a certificate limit, acceptable to the Corporation, subject to the last sentence of this Section 7.2). Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, of certificates representing MetaSolv Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder and, if applicable, a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the additional amount equivalent to the full amount of all declared and unpaid dividends and all dividends declared on MetaSolv Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions comprising part of the total Redemption Price (less any tax required to be deducted and withheld therefrom by the Corporation). On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price (less any tax required to be deducted and withheld therefrom by the Corporation) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the MetaSolv Common Shares delivered to them. To the extent that the amount of tax required to be deducted or withheld from any payment to a holder of Exchangeable Shares exceeds the cash portion of such payment, the Corporation and MetaSolv Acquisition Co is hereby authorized to sell or otherwise dispose of at fair market value such portion of the property then payable to the holder as is necessary to provide sufficient funds to the Corporation and MetaSolv AcquisitionCo, after payment of any costs or expenses of such sale, in order to enable it to comply with such deduction or withholding requirement and shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale. To the extent that the Corporation or MetaSolv AcquisitionCo has sold the property payable to the holder as contemplated herein, the Corporation and MetaSolv AcquisitionCo shall be entitled to withhold such portion of the consideration to which such non-resident shareholder would otherwise be entitled until such time as the holder provides to the Corporation and MetaSolv AcquisitionCo an appropriate certificate issued under section 116 of the Tax Act and any provincial equivalent or an equivalent amount in cash or certified funds in an amount equal to the amount the Corporation and MetaSolv AcquisitionCo is required to remit to the Canada Customs and Revenue Agency on behalf of the non-resident shareholder if such a certificate is not provided, and the Corporation and MetaSolv AcquisitionCo shall be entitled to remit said amount to said Agency on behalf of the holder upon the expiry of the applicable period at which time the funds are required to be remitted to the Agency. The Corporation and MetaSolv AcquisitionCo shall also be entitled to withhold from such consideration an amount sufficient to indemnify the Corporation and MetaSolv AcquisitionCo for all of its costs of disposing of the MetaSolv Common Shares as hereinbefore
contemplated.   If, in connection with such exchange, MetaSolv AcquisitionCo or the Corporation is required to advance funds on its own account to the Canada Customs and Revenue Agency in respect of which it has not previously been reimbursed by the holder (directly or as a result of the disposition of the MetaSolv Common Shares as hereinbefore contemplated), MetaSolv AcquisitionCo and the Corporation shall be entitled to withhold from any consideration payable to such holder as contemplated herein all amounts sufficient to indemnify the Corporation and MetaSolv AcquisitionCo for all of its costs of making such advance.

7.3 MetaSolv AcquisitionCo shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of Exchangeable Shares by the Corporation pursuant to this Article 7 of these share provisions, to purchase from all but not less than all of the holders of Exchangeable Shares to be redeemed on the Automatic Redemption Date, all but not less than all of the Exchangeable Shares held by each such holder on payment by MetaSolv AcquisitionCo to the holder of an amount per share equal to:

     (a) the Current Market Price of a MetaSolv Common Share on the last Business Day prior to the Automatic Redemption Date which shall be satisfied in full by causing to be delivered to such holder one MetaSolv Common Share (subject to adjustment as provided for in Section 11.1), plus

     (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Exchangeable Share and all dividends declared on MetaSolv Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions

(collectively the "Redemption Call Purchase Price", provided that if the record date for any such declared and unpaid dividends occurs after the Automatic Redemption Date, the Redemption Call Purchase Price shall not include such additional amount equivalent to such dividends). In the event of the exercise of the Redemption Call Right by MetaSolv AcquisitionCo, each holder shall be obligated to sell all the Exchangeable Shares held by the holder and otherwise to be redeemed to MetaSolv AcquisitionCo on the Automatic Redemption Date on payment by MetaSolv AcquisitionCo to the holder of the Redemption Call Purchase Price for each such share.

7.4 To exercise the Redemption Call Right, MetaSolv AcquisitionCo must notify the holders of Exchangeable Shares, and the Corporation of MetaSolv AcquisitionCo's intention to exercise such right at least 30 days before the Automatic Redemption Date (or, in the case of a Redemption Date established in connection with a MetaSolv Control Transaction or an Exchangeable Share Voting Event, at least 10 days). The Corporation will notify the holders of the Exchangeable Shares as to whether or not MetaSolv AcquisitionCo has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by MetaSolv AcquisitionCo. If MetaSolv AcquisitionCo exercises the Redemption Call Right, on the Automatic Redemption Date, MetaSolv AcquisitionCo will purchase and the holders will sell all of the Exchangeable Shares to be redeemed for a price per share equal to the Redemption Call Purchase Price.

7.5 For the purposes of completing the purchase of Exchangeable Shares pursuant to the Redemption Call Right, MetaSolv AcquisitionCo shall deposit with the Corporation, on or before the Automatic Redemption Date, certificates representing the aggregate number of MetaSolv Common Shares deliverable by MetaSolv AcquisitionCo in payment of the total Redemption Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price. Provided that the total Redemption Call Purchase Price has been so deposited with the Corporation, on and after the Automatic Redemption Date the rights of each holder of Exchangeable Shares so purchased will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by MetaSolv AcquisitionCo upon presentation and surrender by the holder of certificates representing the Exchangeable Shares purchased by MetaSolv AcquisitionCo from such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes (including for purposes of dividend entitlement, if any) to be the holder of the MetaSolv Common Shares delivered to such holder. Upon surrender to the Corporation of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the Articles of Association of the Corporation and such additional documents and instruments as the Corporation may reasonably require (including, without limitation, a statutory declaration as to the holder being a resident of Canada for the purposes of the Tax Act or a certificate issued under section 116 of the Tax Act in form and substance, and with a certificate limit, acceptable to the Corporation, failing which statutory withholdings and remittances to the appropriate taxing authorities shall be made upon the expiry of the applicable periods as contemplated in Section 7.2), the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Corporation on behalf of MetaSolv AcquisitionCo shall deliver to such holder, certificates representing the MetaSolv Common Shares to which the holder is entitled and a cheque or cheques of MetaSolv AcquisitionCo payable at par and in Canadian dollars at any branch of the bankers of MetaSolv AcquisitionCo or of the Corporation in Canada in payment of the remaining portion, if any, of the total Redemption Call Purchase Price. If MetaSolv AcquisitionCo does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Corporation in connection with the redemption of Exchangeable Shares pursuant to this Article 7.


                                   ARTICLE 8

                           PURCHASE FOR CANCELLATION

8.1 Subject to applicable law and the Memorandum of Association and Articles of Association of the Corporation, the Corporation may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price by private agreement with one or more holders of Exchangeable Shares or by tender to all the holders of record of Exchangeable Shares then outstanding, at any price per share together with an amount equal to all declared and unpaid dividends thereon. If in response to an invitation for tenders under the provisions of this Section 8.1, more Exchangeable Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Exchangeable Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices. If only part of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation. Notwithstanding the foregoing, the Corporation may at any time and from time to time purchase Exchangeable Shares held by any of its Affiliates (including MetaSolv AcquisitionCo) in exchange for Common Shares without making a similar offer to all the holders of record of Exchangeable Shares then outstanding.


                                   ARTICLE 9

                                 VOTING RIGHTS

9.1  Except as required by applicable law and the provisions of 10.1, 11.1 and
12.2 and any Exchangeable Share Voting Event, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting. For greater certainty, the holders of the Exchangeable Shares shall not have the right to vote separately as a class upon an amendment to the Memorandum or Articles of Association of the Corporation to:

     (a) increase or decrease any maximum number of authorized shares of such class, or increase any maximum number of authorized shares of a class having rights or privileges equal or superior to the shares of such class;

     (b) effect an exchange, reclassification or cancellation of all or part of the shares of such class; or

     (c) create a new class of shares equal or superior to the shares of such class;

unless such amendment constitutes an Exchangeable Share Voting Event.


                                   ARTICLE 10

                             AMENDMENT AND APPROVAL

10.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified. No such changes or removals may be made without the approval of the holders of a majority of the Common Shares at the time outstanding given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2/3% of the votes cast on such resolution at a meeting of holders of Common Shares duly called.

10.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2/3% of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 25% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 25% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called.

                                  ARTICLE 11

         RECIPROCAL CHANGES, ETC. IN RESPECT OF METASOLV COMMON SHARES


11.1 (a)  If MetaSolv:

          (i) issues or distributes MetaSolv Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire MetaSolv Common Shares) to the holders of all or substantially all of the then outstanding MetaSolv Common Shares by way of stock dividend or other distribution, other than an issue of MetaSolv Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire MetaSolv Common Shares) to holders of MetaSolv Common Shares who exercise an option to receive dividends in MetaSolv Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire MetaSolv Common Shares) in lieu of receiving cash dividends; or

          (ii) issues or distributes rights, options or warrants to the holders of all or substantially all of the then outstanding MetaSolv Common Shares entitling them to subscribe for or to purchase MetaSolv Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire MetaSolv Common Shares); or

          (iii) issues or distributes to the holders of all or substantially all of the then outstanding MetaSolv Common Shares (A) shares or securities of MetaSolv of any class other than MetaSolv Common Shares (other than securities convertible into or exchangeable for or carrying rights to acquire MetaSolv Common Shares), (B) rights, options or warrants other than those referred to in
                Section 11.1(a)(ii) above, (C) evidences of indebtedness of MetaSolv or (D) assets of MetaSolv;

     the Corporation will issue or distribute simultaneously to the holders of the Exchangeable Shares, the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets, such economic equivalent to be determined as provided in paragraph 2.6(d) of the Support Agreement.

     (b)  If MetaSolv:

          (i) subdivides, redivides or changes the then outstanding MetaSolv Common Shares into a greater number of MetaSolv Common Shares; or

          (ii) reduces, combines or consolidates or changes the then outstanding MetaSolv Common Shares into a lesser number of MetaSolv Common Shares; or

          (iii) reclassifies or otherwise changes the MetaSolv Common Shares or effects an amalgamation, merger, reorganization or other transaction affecting the MetaSolv Common Shares;

     the Corporation will, if required in order to maintain economic equivalence, make the same or an economically equivalent change simultaneously to, or in the rights of the holders of, the Exchangeable Shares, such economic equivalent to be determined as provided in paragraph 2.5(d) of the Support Agreement. The Support Agreement further provides in part that the foregoing provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions.

11.2 Pursuant to the Exchange Agreement, the holders of Exchangeable Shares (other than MetaSolv and its Affiliates) are given certain rights to exchange their Exchangeable Shares for MetaSolv Common Shares.


                                  ARTICLE 12

              ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT
                         AND UNDER EXCHANGE AGREEMENT

12.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by MetaSolv, MetaSolv AcquisitionCo and the Corporation with all provisions of the Support Agreement and the Exchange Agreement applicable to MetaSolv, MetaSolv AcquisitionCo and the Corporation, respectively, in accordance with the respective terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation and the holders of Exchangeable Shares all rights and benefits in favour of the Corporation and such holders under or pursuant to such agreements.

12.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement or the Exchange Agreement (except as contemplated therein) without the approval of the holders of Exchangeable Shares given (i) at a meeting convened in accordance with Section 10.2 of these share provisions or
(ii) by way of written consent by each of the holders of Exchangeable Shares, other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

     (a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares thereunder; or

     (b) making such provisions or modifications not inconsistent with the spirit and intent of such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial in any material respect to the interests of the holders of the Exchangeable Shares; or

     (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be materially prejudicial to the interests of the holders of the Exchangeable Shares.


                                  ARTICLE 13

                                    LEGEND

13.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the deemed delivery of a Retraction Request as contemplated in Section 6.1 of these share provisions, the provisions relating to the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right, and the Exchange Agreement (including the provisions with respect to the exchange right and automatic exchange thereunder).

13.2 Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of MetaSolv AcquisitionCo, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of the Corporation as therein provided.

                                  ARTICLE 14

                                    NOTICES

14.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

14.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or at such other address as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

14.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares may be given or sent to the address of such holder shown on the register of holders of Exchangeable Shares in any manner permitted by the Articles of Association of the Corporation from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such Articles of Association. Notwithstanding the generality of the foregoing, all such notices, requests and other communications by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

                                  ARTICLE 15

                                    GENERAL

15.1 Withholding Rights

     The Corporation and MetaSolv AcquisitionCo shall be entitled to deduct and withhold from any dividends paid on the Exchangeable Shares and any consideration otherwise payable to any holder of Exchangeable Shares such amounts as the Corporation and MetaSolv AcquisitionCo determine they are required to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended, the Tax Act or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, the Corporation and MetaSolv AcquisitionCo are hereby authorized to sell or otherwise dispose of at fair market value such portion of such consideration as is necessary to provide sufficient funds to the Corporation and MetaSolv AcquisitionCo, after payment of any costs or expenses of such sale, in order to enable them to comply with such deduction or withholding requirement and the Corporation and MetaSolv AcquisitionCo shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale.

                                      ***

TO PROVIDE that the rights, privileges, restrictions and conditions attaching to the Common Shares of the Corporation shall be as follows:

     1    Dividends

     1.1 Subject to the prior rights of the holders of the Exchangeable Shares and to any other class of shares ranking senior to the Common Shares with respect to priority in the payment of dividends, the holders of the Common Shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the Board of Directors of the Corporation out of monies properly applicable to the payment of dividends, in such manner and in such form as the Board of Directors may from time to time determine, and all dividends which the Board of Directors may declare on the Common Shares shall be declared and paid in equal amounts per share on all Common Shares at the time outstanding.

     2    Dissolution

     2.1 In the event of the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Common Shares shall, subject to the prior rights of the holders of the Exchangeable Shares and to any other class of shares ranking senior to the Common Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding up, be entitled to receive the remaining property and assets of the Corporation.

     3    Purchase by the Corporation

     3.1 Subject to applicable law and the Memorandum of Association of the Corporation, the Corporation may at any time and from time to time purchase for cancellation all or any part of the outstanding Common Shares at any price by tender to all the holders of record of Common Shares then outstanding at any price per share together with an amount equal to all declared and unpaid dividends thereon. If in response to an invitation for tenders under the provisions of this, more Common Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Common Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices. If only part of the Common Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

     4    Voting

     4.1 The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have one vote for each Common Share held at all meetings of the shareholders of the Corporation except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series.

                                 SCHEDULE "A"
                              NOTICE OF RETRACTION


TO: MetaSolv Canada Holdings Inc. ("the Corporation") and MetaSolv Canada Inc. ("MetaSolv AcquisitionCo") and MetaSolv, Inc. ("MetaSolv")

          This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the Exchangeable Shares of the Corporation represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

          The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 6 of the Share Provisions:

     [  ] all share(s) represented by this certificate; or

     [  ] __________________ share(s) only.

          The undersigned hereby notifies the Corporation that the Retraction Date shall be ____ ____________.

Note: The Retraction Date must be a Business Day and must not be less than five Business Days nor more than ten Business Days after the date upon which this notice is received by the Corporation. If no such Business Day is specified above, the Retraction Date shall be deemed to be the tenth Business Day after the date on which this notice is received by the Corporation.

          The undersigned acknowledges the overriding Retraction Call Right of MetaSolv AcquisitionCo to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retractable Shares to MetaSolv AcquisitionCo in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in section 6.3 of the Share Provisions. This notice of retraction, and this offer to sell the Retracted Shares to MetaSolv AcquisitionCo, may be revoked and withdrawn by the undersigned only by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

          The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Exchange Agreement) so as to require MetaSolv to purchase the unredeemed Retracted Shares.

          The undersigned hereby represents and warrants that the undersigned:

1.  [  ]  is

          (select one)

    [  ]  is not

the beneficial owner of the Retracted Shares;

2.  [  ]  is

          (select one)

    [  ]  is not

a non-resident of Canada for purposes of the Income Tax Act (Canada). The undersigned acknowledges that in the absence of an indication that the undersigned is not a non-resident of Canada, and a duly completed statutory declaration to such effect, withholding on account of Canadian tax may be made from amounts payable on the redemption or purchase of the Retracted Shares.

3. If the undersigned is not the beneficial owner of the Retracted Shares then the undersigned further represents and warrants that the beneficial owner of the Retracted Shares:

    [  ]  is

          (select one)

    [  ]  is not

a non-resident of Canada for purposes of the Income Tax Act (Canada). The undersigned acknowledges that in the absence of an indication that the beneficial owner is not a non-resident of Canada, and a duly completed statutory declaration to such effect, withholding on account of Canadian tax may be made from amounts payable on the redemption or purchase of the Retracted Shares.

          The undersigned hereby represents and warrants that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by MetaSolv, MetaSolv AcquisitionCo or the Corporation, as the case may be, free and clear of all liens, claims and encumbrances.

--------------------------------------------------------------------------------

---------------     -------------------------------   --------------------------
    (Date)             (Signature of Shareholder)      (Guarantee of Signature)

[  ]   Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Corporation, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

Note: This panel must be completed and this certificate, together with such additional documents as the Corporation may require, must be deposited with the Corporation. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date:
       ----------------------------


Name of Person in Whose Name Securities or Cheque(s)
Are to be Registered, Issued or Delivered (please print):
                                                          ---------------------
Street Address or P.O. Box:
                            ---------------------------------------------------
Signature of Shareholder:
                          -----------------------------------------------------
City, Province and Postal Code:
                                -----------------------------------------------
Signature Guaranteed by:
                         ------------------------------------------------------

Note: If this notice of retraction is for less than all of the shares represented by this certificate, a certificate representing the remaining share(s) of the Corporation represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such share(s).